UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 29, 1999

                         STAR MARKETS COMPANY, INC.
           (Exact name of registrant as specified in its charter)

                                MASSACHUSETTS
       (State or other jurisdiction of incorporation or organization)

              33-86690                           04-3243710
      (Commission File Number)     (I.R.S. Employer Identification Number)

  625 MT. AUBURN STREET, CAMBRIDGE, MA              02138
(Address of principal executive offices)          (Zip Code)

                               (617) 528-2550
            (Registrant's telephone number, including area code)

                                    NONE
            (Former name, former address and former fiscal year,
                        if changed since last report)


                         STAR MARKETS COMPANY, INC.

Item 1.  Changes in Control of Registrant.

On June 29, 1999, the previously reported Stock Purchase Agreement by and among Star Markets Company (the "Company"), Star Market Holdings, Inc. ("Holdings") and J Sainsbury plc ("Sainsbury") was completed. Sainsbury acquired all of the issued and outstanding voting securities of Holdings for $476.0 million.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

Exhibits                Description of Exhibits
--------                -----------------------

  10(s) Stock Purchase Agreement among Star Market Holdings, Inc., Star Market Company, Inc., and J Sainsbury plc, dated November 25, 1998 (filed as Exhibit 10(s) to the Company's 1998 Form 10-K and incorporated herein by reference).

Item 8.  Change in Fiscal Year.

On July 29, 1999 the Company has changed to a fiscal year ending the Saturday closest to the end of February from a fiscal year ending the Saturday closest to the end of January. The Company intends to file a Form 10-Q for the quarter ended August 14, 1999.


                         STAR MARKETS COMPANY, INC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Star Markets Company, Inc.
                                               (Company)

Date: July 14, 1999                    By: /s/ John Flaherty
      -------------                        -----------------------------
                                           John Flaherty
                                           Treasurer,
                                           chief accounting officer